Exhibit 25.1

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM T-1
STATEMENT OF ELIGIBILITY UNDER
THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE
Check if an Application to Determine Eligibility of
a Trustee Pursuant to Section 305(b)(2)

U.S. BANK NATIONAL ASSOCIATION
(Exact name of Trustee as specified in its charter)
31-0841368
I.R.S. Employer Identification No.

800 Nicollet Mall
Minneapolis, Minnesota	55402

(Address of principal executive offices)	(Zip Code)
Richard Prokosch
U.S. Bank National Association
60 Livingston Avenue
St. Paul, MN 55107
(651) 495-3918
(Name, address and telephone number of agent for service)
Vector Group LTD.
(Issuer with respect to the Securities)

Delaware	65-0949535

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

100 S.E Second Street
Miami, Florida	33131

(Address of Principal Executive Offices)	(Zip Code)
11% Senior Secured Notes Due 2015
(Title of the Indenture Securities)

Exact Name of
Registrant
Guarantor as		State of	I.R.S. Employer
Specified in its	Address	Incorporation or	Identification
Charter	and Phone Number	Organization	Number
100 Maple LLC	c/o Liggett Vector Brands Inc. 3800 Paramount Parkway, Suite 250 PO Box 2010 Morrisville, NC 27560 (919) 990-3500	Delaware	65-0960238
Eve Holdings Inc.	1105 N. Market Street Suite 617 Wilmington, DE 19801 (305) 579-8000	Delaware	56-1703877
Liggett & Myers Holdings Inc.	100 SE 2nd Street 32nd Floor Miami, FL 33131 (305) 579-8000	Delaware	51-0413146
Liggett & Myers Inc.	c/o Liggett Vector Brands Inc. 3800 Paramount Parkway, Suite 250 PO Box 2010 Morrisville, NC 27560 (919) 990-3500	Delaware	56-1110146
Liggett Group LLC	c/o Liggett Vector Brands Inc. 3800 Paramount Parkway, Suite 250 PO Box 2010 Morrisville, NC 27560 (919) 990-3500	Delaware	56-1702115
Liggett Vector Brands Inc.	3800 Paramount Parkway, Suite 250 P.O. Box 2010 Morrisville, NC 27560 (305) 579-8000	Delaware	74-3040463
V.T. Aviation LLC	3800 Paramount Parkway, Suite 250 P.O. Box 2010 Morrisville, NC 27560 (305) 579-8000	Delaware	51-0405537

Exact Name of
Registrant
Guarantor as		State of	I.R.S. Employer
Specified in its	Address	Incorporation or	Identification
Charter	and Phone Number	Organization	Number
Vector Research LLC	c/o Liggett Vector Brands Inc. 3800 Paramount Parkway, Suite 250 PO Box 2010 Morrisville, NC 27560 (919) 990-3500	Delaware	65-1058692
Vector Tobacco Inc.	c/o Liggett Vector Brands Inc. 3800 Paramount Parkway, Suite 250 PO Box 2010 Morrisville, NC 27560 (919) 990-3500	Virginia	54-1814147
VGR Aviation LLC	3800 Paramount Parkway, Suite 250 P.O. Box 2010 Morrisville, NC 27560 (305) 579-8000	Delaware	65-0949535
VGR Holding LLC	100 S.E. Second Street 32nd Floor Miami, Florida 33131 (305) 579-8000	Delaware	65-0949536

FORM T-1

Item 1.	GENERAL INFORMATION. Furnish the following information as to the Trustee.
a)	Name and address of each examining or supervising authority to which it is subject. Comptroller of the Currency Washington, D.C.

b)	Whether it is authorized to exercise corporate trust powers. Yes

Item 2.	AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation. None

Items 3-15	Items 3-15 are not applicable because to the best of the Trustee’s knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

Item 16.	LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.
1.	A copy of the Articles of Association of the Trustee.*

2.	A copy of the certificate of authority of the Trustee to commence business.*

3.	A copy of the certificate of authority of the Trustee to exercise corporate trust powers.*

4.	A copy of the existing bylaws of the Trustee.**

5.	A copy of each Indenture referred to in Item 4. Not applicable.

6.	The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

7.	Report of Condition of the Trustee as of December 31, 2007 published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

*	Incorporated by reference to Exhibit 25.1 to Amendment No. 2 to registration statement on S-4, Registration Number 333-128217 filed on November 15, 2005.

**	Incorporated by reference to Exhibit 25.1 to registration statement on S-4, Registration Number 333-145601 filed on August 21, 2007.

SIGNATURE
     Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of St. Paul, State of Minnesota on the 24th of March, 2008.

By:	/s/ Richard Prokosch
Richard Prokosch
Vice President

By:	/s/ Raymond Haverstock
Raymond Haverstock
Vice President

Exhibit 6
CONSENT
     In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.
Dated: March 24, 2008

By:	/s/ Richard Prokosch
Richard Prokosch
Vice President

By:	/s/ Raymond Haverstock
Raymond Haverstock
Vice President

Exhibit 7
U.S. Bank National Association
Statement of Financial Condition
As of 12/31/2007
($000’s)

12/31/2007
Assets
Cash and Balances Due From	$9,024,655
Depository Institutions
Securities	39,255,677
Federal Funds	4,047,600
Loans & Lease Financing Receivables	152,471,755
Fixed Assets	2,646,126
Intangible Assets	11,878,619
Other Assets	13,435,071

Total Assets	$232,759,503

Liabilities
Deposits	$138,532,653
Fed Funds	13,357,453
Treasury Demand Notes	0
Trading Liabilities	441,993
Other Borrowed Money	42,507,172
Acceptances	0
Subordinated Notes and Debentures	7,697,466
Other Liabilities	7,475,923

Total Liabilities	$210,012,660

Equity
Minority Interest in Subsidiaries	$1,546,263
Common and Preferred Stock	18,200
Surplus	12,057,586
Undivided Profits	9,124,794

Total Equity Capital	$22,746,843

Total Liabilities and Equity Capital	$232,759,503

To the best of the undersigned’s determination, as of the date hereof, the above financial information is true and correct.
U.S. Bank National Association

By:	/s/ Richard Prokosch
Vice President

Date: March 24, 2008